UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2015

Southcross Energy Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35719	45-5045230
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1700 Pacific Avenue

Suite 2900

Dallas, Texas 75201

(Address of principal executive office) (Zip Code)

(214) 979-3700

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Phillip M. Mezey and Mrs. Donna A. Henderson have provided notice that they will step down from their positions as Executive Vice President, Business Development and Vice President and Chief Accounting Officer, respectively, of Southcross Energy Partners GP, LLC (the “General Partner”), the general partner of Southcross Energy Partners, L.P. (the “Partnership”). The effective date of Mr. Mezey’s and Mrs. Henderson’s separation is June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southcross Energy Partners, L.P.

	By:	Southcross Energy Partners GP, LLC,
its general partner

Dated: June 26, 2015	By:	/s/ John E. Bonn
		Name:	John E. Bonn
		Title:	President and Chief Executive Officer